                                                       THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
                                                  PRO FORMA BALANCE SHEETS AFTER TRANSFER OF GENERATION


                                                                                  Transfer         PRO FORMA
                                                                  March 31,       of Fossil      BALANCE SHEET
                                                                    2005          and Hydro        31-MAR-05
                                                                -------------    ------------   ---------------
                                 ASSETS
                                                                                                 (In thousands)
UTILITY PLANT:
     In service                                                 $   4,438,471    $ (1,284,927)  $     3,153,544
     Less-Accumulated provision for depreciation                    1,984,240        (828,999)        1,155,241
                                                                -------------    ------------   ---------------
                                                                    2,454,231        (455,928)        1,998,303
                                                                -------------    ------------   ---------------
     Construction work in progress-
         Electric plant                                                86,276          (4,179)           82,097
         Nuclear Fuel                                                  39,655                            39,655
                                                                -------------    ------------   ---------------
                                                                      125,931          (4,179)          121,752
                                                                -------------    ------------   ---------------
                                                                    2,580,162        (460,107)        2,120,055
                                                                -------------    ------------   ---------------
OTHER PROPERTY AND INVESTMENTS:
     Investment in lessor notes                                       564,175                           564,175
     Nuclear plant decommissioning trusts                             391,857                           391,857
     Long-term notes receivable from associated companies               7,222         363,978           371,200
     Other                                                             16,042                            16,042
                                                                -------------    ------------   ---------------
                                                                      979,296         363,978         1,343,274
                                                                -------------    ------------   ---------------
CURRENT ASSETS:
     Cash and cash equivalents                                            207                               207
     Receivables-
         Customers                                                     14,233                            14,233
         Associated companies                                           6,277                             6,277
         Other (less accumulated provisions of $0,000,000
           for uncollectible accounts)                                 92,336                            92,336
     Notes receivable from associated companies                             -                                 -
     Materials and supplies, at average cost                           81,258        (23,623)            57,635
     Prepayments and other                                              1,509                             1,509
                                                                -------------    ------------   ---------------
                                                                      195,820        (23,623)           172,197
                                                                -------------    ------------   ---------------
DEFERRED CHARGES:
     Regulatory assets                                                925,473                           925,473
     Goodwill                                                       1,693,629                         1,693,629
     Property taxes                                                    77,792                            77,792
     Other                                                             44,648                            44,648
                                                                -------------    ------------   ---------------
                                                                    2,741,542               -         2,741,542
                                                                -------------    ------------   ---------------
                                                                $   6,496,820    $   (119,752)  $     6,377,068
                                                                =============    ============   ===============
                     CAPITALIZATION AND LIABILITIES
CAPITALIZATION:
     Common stockholder's equity-
         Common stock, without par value, authorized
            105,000,000 shares -
            79,590,689 shares outstanding                       $   1,281,962    $          -   $     1,281,962
         Other paid-in capital                                              -         (48,107)          (48,107
         Accumulated other comprehensive income                        17,142                            17,142
         Retained earnings                                            511,288                           511,288
                                                                -------------    ------------   ---------------
            Total common stockholder's equity                       1,810,392         (48,107)        1,762,285
     Preferred stock not subject to mandatory redemption                    -                                 -
     Long-term debt and other long-term obligations                 1,953,089                         1,953,089
                                                                -------------    ------------   ---------------
                                                                    3,763,481        (48,107)         3,715,374
                                                                -------------    ------------   ---------------
CURRENT LIABILITIES:
     Currently payable long-term debt                                  81,382                            81,382
     Accounts payable-
         Associated companies                                         191,057                           191,057
         Other                                                          7,593                             7,593
     Notes payable to associated companies                            470,732          16,631           487,363
     Accrued taxes                                                    108,256                           108,256
     Accrued interest                                                  34,133          (3,383)           30,750
     Lease market valuation liability                                  60,200                            60,200
     Other                                                             32,312                            32,312
                                                                -------------    ------------   ---------------
                                                                      985,665          13,248           998,913
                                                                -------------   ------------   ----------------
NONCURRENT LIABILITIES:
     Accumulated deferred income taxes                                535,908         (80,403)          455,505
     Accumulated deferred investment tax credits                       59,569                            59,569
     Asset retirement obligation                                      276,627          (4,490)          272,137
     Retirement benefits                                               81,828                            81,828
     Lease market valuation liability                                 653,200                           653,200
     Other                                                            140,542                           140,542
                                                                -------------    ------------   ---------------
                                                                    1,747,674         (84,893)        1,662,781
                                                                -------------    ------------   ---------------
COMMITMENTS AND CONTINGENCIES (NOTE 3)
                                                                -------------    ------------   ---------------
                                                                $   6,496,820    $   (119,752)  $     6,377,068
                                                                =============    ============   ===============

(TABLE BREAK)

                                                                                 PRO FORMA
                                                                 TRANSFER      BALANCE SHEET
                                                                OF NUCLEAR       31-MAR-05
                                                                -----------    --------------
                                 ASSETS

UTILITY PLANT:
     In service                                                 $(1,230,290)   $    1,923,254
     Less-Accumulated provision for depreciation                   (397,721)          757,520
                                                                -----------    --------------
                                                                   (832,569)        1,165,734
                                                                -----------    --------------
     Construction work in progress-
         Electric plant                                             (58,167)           23,930
         Nuclear Fuel                                               (39,655)                -
                                                                -----------    --------------
                                                                    (97,822)           23,930
                                                                -----------    --------------
                                                                   (930,391)        1,189,664
                                                                -----------    --------------
OTHER PROPERTY AND INVESTMENTS:
     Investment in lessor notes                                                       564,175
     Nuclear plant decommissioning trusts                          (391,857)                -
     Long-term notes receivable from associated companies           406,120           777,320
     Other                                                                             16,042
                                                                -----------    --------------
                                                                     14,263         1,357,537
                                                                -----------    --------------
CURRENT ASSETS:
     Cash and cash equivalents                                                            207
     Receivables-
         Customers                                                                     14,233
         Associated companies                                                           6,277
         Other (less accumulated provisions of $0,000,000
           for uncollectible accounts)                                                 92,336
     Notes receivable from associated companies                                             -
     Materials and supplies, at average cost                        (57,635)                -
     Prepayments and other                                                              1,509
                                                                -----------    --------------
                                                                    (57,635)          114,562
                                                                -----------    --------------
DEFERRED CHARGES:
     Regulatory assets                                                                925,473
     Goodwill                                                                       1,693,629
     Property taxes                                                                    77,792
     Other                                                                             44,648
                                                                -----------    --------------
                                                                          -         2,741,542
                                                                -----------    --------------
                                                                $  (973,763)   $    5,403,305
                                                                ===========    ==============
                     CAPITALIZATION AND LIABILITIES
CAPITALIZATION:
     Common stockholder's equity-
         Common stock, without par value, authorized
            105,000,000 shares -
            79,590,689 shares outstanding                       $         -       $ 1,281,962
         Other paid-in capital                                                        (48,107)
         Accumulated other comprehensive income                                        17,142
         Retained earnings                                                            511,288
                                                                -----------    ---------------
            Total common stockholder's equity                             -         1,762,285
     Preferred stock not subject to mandatory redemption                                    -
     Long-term debt and other long-term obligations                                 1,953,089
                                                                -----------    --------------
                                                                          -         3,715,374
                                                                -----------    --------------
CURRENT LIABILITIES:
     Currently payable long-term debt                                                  81,382
     Accounts payable-
         Associated companies                                       (48,493)          142,564
         Other                                                                          7,593
     Notes payable to associated companies                         (430,000)           57,363
     Accrued taxes                                                                    108,256
     Accrued interest                                                (4,455)           26,295
     Lease market valuation liability                                                  60,200
     Other                                                           (2,966)           29,346
                                                                -----------    --------------
                                                                   (485,914)          512,999
                                                                -----------    --------------
NONCURRENT LIABILITIES:
     Accumulated deferred income taxes                             (214,085)          241,420
     Accumulated deferred investment tax credits                                       59,569
     Asset retirement obligation                                   (272,137)                -
     Retirement benefits                                                               81,828
     Lease market valuation liability                                                 653,200
     Other                                                           (1,627)          138,915
                                                                -----------    --------------
                                                                   (487,849)        1,174,932
                                                                -----------    --------------
COMMITMENTS AND CONTINGENCIES (NOTE 3)
                                                                -----------    --------------
                                                                $  (973,763)   $    5,403,305


                        Cleveland Electric Illuminating
                                     Fossil
                                    03-31-05

--------------------------------------------------------
SALES PRICE
Fossil - Master Facility Lease Values
Nuclear - LOWER BOOK OR FMV AT TIME OF TRANSFER
--------------------------------------------------------


                                                 Debit            Credit
                                              ---------------------------
Fossil - Plant in Service                                       1,284,927
Accumulated Depreciation                         828,999

CWIP - Steam                                                        4,179

Notes Rec. - Assoc. Co.

M&S                                                                23,623

Paid-in Capital                                   48,107

Notes Rec. Assoc Co. - PCN Assumption            363,978

N/P - Assoc. Co.                                                   16,631

Accrued Interest                                   3,383

Other Current Liabilities

Deferred Taxes - Estimated                        80,403

Asset Retirement Obligation                        4,490

Other Noncurrent Liabilities

                                              ---------------------------
                                               1,329,360        1,329,360
                                              ===========================

SUBSEQUENT TO TRANSFER
----------------------

PCN Debt Fossil - LT                             314,778
PCN Debt Fossil - ST                              49,200
Notes  Rec. Assoc Co.  - PCN Assumption                           363,978


                        Cleveland Electric Illuminating
                                     Fossil
                                    03-31-05

--------------------------------------------------------
SALES PRICE
Fossil - Master Facility Lease Values
Nuclear - LOWER BOOK OR FMV AT TIME OF TRANSFER
--------------------------------------------------------



                                                 Debit            Credit
                                              ---------------------------
Nuclear - Plant in Service                                        992,471
Accumulated Depreciation                         238,164

Nuclear Fuel in Service                                           237,819
Accumulated Amortization                         159,557

Nuclear - CWIP                                                     58,167
CWIP - Nuclear Fuel                                                39,655

NDT Assets                                                        391,857

Cash
Notes Rec. - Assoc. Co.                           38,970

M&S - Nuclear                                                      57,635

Notes  Rec. Assoc Co.  - PCN Assumption          367,150

A/P - Assoc. Co.                                  48,493

Accrued Interest                                   4,455

Other Current Liabilities                          2,966

Deferred Taxes - Estimated                       214,085

NDT Liabilities                                  272,137

Notes Payable - Assoc. com.                      430,000

Other Noncurrent Liabilities                       1,627

                                              --------------------------------
                                               1,777,604        1,777,604
                                              ================================

SUBSEQUENT TO TRANSFER

PCN Debt Fossil - LT                                 339,450
PCN Debt Fossil - ST                                  27,700
Notes  Rec. Assoc Co.  - PCN Assumption                               367,150

